EX-99.e
                                                             Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC


  THE FOLLOWING LETTER IS BEING SENT TO YOU IF YOU TENDERED YOUR ENTIRE LIMITED
                    LIABILITY COMPANY INTEREST IN THE FUND.




--------, ----

XXXXX X. XXXXX
XXXX XXXXX XX
XXXXX, XX 00000

Dear                              :
     -----------------------------

            Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") has received and accepted for purchase your tender of a limited liability company interest in the Fund.

            Because you have tendered and the Fund has purchased 95% or more of your entire investment, you will be entitled to receive an initial payment of 90% of the purchase price of the interest tendered, based on the unaudited net asset value of the Company as of December 31, 2005 (the "Valuation Date"), in accordance with the terms of the tender offer. A cash payment in this amount will be wire transferred to the account designated by you in your Letter of Transmittal dated _________________, or such other account as you may have designated to the Fund, no later than February 4, 2006, unless the valuation date of the Interests has changed, or the Fund has requested a withdrawal of its capital from the portfolio funds in which it has invested, and provided that your account retains the required minimum balance, in accordance with the terms of the tender offer. You will remain a member of the Fund with respect to any portion of your interest in the Fund that you did not tender.

            The terms of the tender offer provide that a contingent payment representing the balance of the purchase price, if any, will be paid to you within 120 days after the Valuation Date or such earlier date as the Fund's Board of Directors may determine, according to the terms of the tender offer.

            If you have any questions, please contact your dedicated relationship team at the Private Bank or the Fund's Tender Offer Administrator at (302) 791-2810. The Fund's helpline is also available and can be reached at
(888) 786-9977 to address any questions regarding the tender offer or the Fund, in general.

Sincerely,

COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC


cc:

Enclosure

                                                             Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC


  THE FOLLOWING LETTER IS BEING SENT TO YOU IF YOU TENDERED YOUR ENTIRE LIMITED
                    LIABILITY COMPANY INTEREST IN THE FUND.

__________,______

XXXXX X. XXXXX
XXXX XXXXX XX
XXXXX, XX 00000

Dear                                   :
     ----------------------------------

            Enclosed is a statement showing the breakdown of your capital withdrawal resulting from our purchase of your limited liability company interest in Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund").

            Because you have tendered and the Fund has purchased 95% or more of your entire investment, you have been paid 90% of the purchase price of interest tendered, based on the estimated unaudited net asset value of the Fund as of December 31, 2005 (the "Valuation Date"), in accordance with the terms of the tender offer. A cash payment in this amount has been wire transferred to the account designated by you in your Letter of Transmittal dated _________________, or such other account as you may have designated to the Fund.

            The balance of the purchase price, if any, will be paid to you within 120 days after the Valuation Date or on such earlier date as the Fund's Board of Directors may determine, according to the terms of the tender offer.

            If you have any questions, please contact your dedicated relationship team at the Private Bank or the Fund's Tender Offer Administrator at (302) 791-2810. The Fund's helpline is also available and can be reached at
(888) 786-9977 to address any questions regarding the tender offer or the Fund, in general.

Sincerely,

COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

cc:

Enclosure

                                                             Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC


   THE FOLLOWING LETTER IS BEING SENT TO YOU IF YOU TENDERED A PORTION OF YOUR
                LIMITED LIABILITY COMPANY INTEREST IN THE FUND.

__________,______

XXXX X. XXXXX
XX XXXX XXXXX
XX XXXX XXXXX
XXXX, XX 00000


Dear                   :
     ------------------

            Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") has received and accepted for purchase your tender of a portion of your limited liability company interest in the Fund.

            Because you have tendered and the Fund has purchased a portion of your investment, you are entitled to receive a payment of 100% of the purchase price based on the unaudited net asset value of the Fund as of December 31, 2005, in accordance with the terms of the tender offer. A cash payment in this amount will be wire transferred to the account designated by you in your Letter of Transmittal dated _______________________ , or such other account as you may have designated to the Fund, no later than February 4, 2006, unless the valuation date of the Interests has changed, or the Fund has requested a withdrawal of its capital from the portfolio funds in which it has invested (in which case you may not receive the cash payment until up to ten business days after the Fund receives at least 90% of the aggregate amount withdrawn), and provided that your account retains the required minimum balance, in accordance with the terms of the tender offer.

            You remain a member of the Fund with respect to the portion of your interest in the Fund that you did not tender.

            If you have any questions, please contact your dedicated relationship team at the Private Bank or the Fund's Tender Offer Administrator at (302) 791-2810. The Fund's helpline is also available and can be reached at
(888) 786-9977 to address any questions regarding the tender offer or the Fund, in general.

Sincerely,

COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC


cc:

Enclosure

                                                             Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC


   THE FOLLOWING LETTER IS BEING SENT TO YOU IF YOU TENDERED A PORTION OF YOUR
                 LIMITED LIABILITY COMPANY INTEREST IN THE FUND.


__________,______

XXXXX X. XXXXX
XXXX XXXXX XX
XXXXX, XX 00000

Dear                   :
      -----------------

            Enclosed is a statement showing the breakdown of your capital withdrawal resulting from our purchase of your limited liability company interest in Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund").

            Because you have tendered and the Fund has purchased a portion of your investment, you have been paid 100% of the purchase price based on the estimated unaudited net asset value of the Fund as of December 31, 2005, in accordance with the terms of the tender offer. A cash payment in this amount has been wire transferred to the account designated by you in your Letter of Transmittal dated ________________________, or such other account as you may have designated to the Fund.

            If you have any questions, please contact your dedicated relationship team at the Private Bank or the Fund's Tender Offer Administrator at (302) 791-2810. The Fund's helpline is also available and can be reached at
(888) 786-9977 to address any questions regarding the tender offer or the Fund, in general.

Sincerely,

COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

cc:

Enclosure

                                                             Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC


__________,______

XXXX X. XXXXX
XXXX XXXXX XXXX
XXXX XXXXX XXXX
XXX,  XX 00000




Dear                              :
     -----------------------------

            Enclosed is a statement showing the breakdown of your capital withdrawal resulting from our purchase of your limited liability company interest in Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund").

            In accordance with the terms of the tender offer, the remaining 10% contingent payment from your capital withdrawal on December 31, 2005 (the "Valuation Date") was wire transferred on __________, 2006 to the account designated by you in your Letter of Transmittal dated , 2005, or such other account as you may have designated to the Fund.

            If you have any questions, please contact your dedicated relationship team at The Private Bank or the Fund's Tender Offer Administrator at (302) 791-2810. The Fund's helpline is also available and can be reached at
(888) 786-9977 to address any questions regarding the tender offer or the Fund, in general.

Sincerely,

COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

cc:

Enclosure